Exhibit (s)
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                                POWER OF ATTORNEY

                  That each of the undersigned officers and directors of Harris & Harris Group, Inc., a New York corporation (the "Company"), do constitute and appoint Charles E. Harris or Mel P. Melsheimer as his true and lawful attorney and agent, with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or director, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Company pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Company, the registration or offering of the Company's common shares of beneficial interest, par value $.001 per share; granting to such attorney and agent full power of substitution and revocation in the premises; and ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.


         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 29th day of October, 2003.


                                            /s/ Charles E. Harris
                                            ----------------------------------
                                            Charles E. Harris
                                            Chairman and
                                            Chief Executive Officer


                                            /s/ Dr. C. Wayne Bardin
                                            ----------------------------------
                                            Dr. C. Wayne Bardin
                                            Director


                                            /s/ Dr. Phillip A. Bauman
                                            ----------------------------------
                                            Dr. Phillip A. Bauman
                                            Director


                                            /s/ G. Morgan Browne
                                            ----------------------------------
                                            G. Morgan Browne
                                            Director


                                            /s/ Dugald A. Fletcher
                                            ----------------------------------
                                            Dugald A. Fletcher
                                            Director


                                            /s/ Dr. Kelly S. Kirkpatrick
                                            ----------------------------------
                                            Dr. Kelly S. Kirkpatrick
                                            Director


                                            /s/ Glenn E. Mayer
                                            ----------------------------------
                                            Glenn E. Mayer
                                            Director


                                            /s/ Lori D. Pressman
                                            ----------------------------------
                                            Lori D. Pressman
                                            Director


                                            /s/ Charles E. Ramsey
                                            ----------------------------------
                                            Charles E. Ramsey
                                            Director


                                            /s/ James E. Robert
                                            ----------------------------------
                                            James E. Robert
                                            Director


                                            /s/ Mel P. Melsheimer
                                            ----------------------------------
                                            Mel P. Melsheimer
                                            President, Chief Operating Officer
                                            and Chief Financial Officer